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                        SECURITIES & EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                   FORM 8-K/A


               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


      Date of Report (Date of earliest event reported): December 16, 1997



                            Terrace Holdings, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                        0-27132                 65-0594270
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)


              1351 N.W. 22nd Street, Pompano Beach, FL 33069
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:     954-917-7272
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         (Former name or former address, if changed since last report)
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Item 7. Financial Statements and Exhibits
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     On December 16, 1997, Terrace Holdings, Inc. (the "Registrant") consummated an Asset Purchase Agreement ("Agreement") with Deering Acquisition Inc., ("DAI") a wholly-owned subsidiary of Fieldbrook Farms, Inc. ("Fieldbrook"), in which the Registrant sold substantially all of the assets and related liabilities of its wholly-owned subsidiary Deering Ice Cream, Inc. ("Deering") to DAI. Providing
pro forma financial statements was impractical at that time. The Registrant hereby incorporates by this reference to its registration statement, Commission file #333-45195, the financial statements and pro forma financial statements required by this Item included therein and heretofore filed electronically with the Commission.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TERRACE HOLDINGS, INC.
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                                             (Registrant)
Date: April 21, 1998
                                   By:   /s/ Jonathan S. Lasko
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                                          Jonathan S. Lasko
                                          Executive Vice-President

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